Exhibit 99.1

Combination Accelerates Vision to Become Premier Security Provider Across All Product Categories

BALTIMORE, Maryland — March 15, 2004— SafeNet (NASDAQ: SFNT), a leading provider of private and public network security solutions that set the standard for securing virtual private and wide area networks, today announced it has completed its merger with Rainbow Technologies, Inc., which had been announced on October 22, 2003. The merger creates a premier security provider for the government and large financial institutions, mid-sized firms, OEMs, and consumers.

The company, to be known as SafeNet, Inc., will continue to trade under the SFNT stock symbol on the NASDAQ National Market. The company is expected to have a combined client base of over 5,000 worldwide customers with distribution channels extending across more than 100 countries.

Conference Call

SafeNet will hold a conference call tomorrow, March 16, 2004 at 5:00 p.m. EST, at which time SafeNet executives will discuss the merger. To join SafeNet in the conference call, dial 1-800-599-9795 and use pass code 58159047 within the United States. If you are calling from outside the U.S., please dial 1-617-786-2905 and use pass code 58159047. The conference call will also be available via live webcast on SafeNet’s Investor Relations web site at www.safenetinvestor.com. A replay of the conference call will be immediately available via webcast on SafeNet’s Investor Relations site.

About SafeNet, Inc.

SafeNet, Inc. (NASDAQ: SFNT), a leading provider of private and public network security solutions, has set the industry standard for VPN technology and secure business communications and offers the only encryption platform for both WAN and VPN networks. With more than 20 years experience in developing, deploying, and managing network security systems for the most security-conscious government, financial institutions, and large enterprise organizations around the world, SafeNet’s proven technology has emerged as the de facto industry standard for VPNs. SafeNet is the single-source vendor for WAN and VPN security solutions teamed with an easy and low-cost migration path to a broad range of VPN products. SafeNet security solutions, based on SecureIP Technology™, and part of the CGX Security Platform, have become the products of choice for leading Internet infrastructure manufacturers, service providers, and security vendors. Securing the infrastructure of today’s e-business co! mmunications as well as leading the way in government Homeland and classified data security, SafeNet has opened new markets for interoperable, secure, and deployable VPN communications. Commercial customers include Texas Instruments, Microsoft, Samsung, Centillium Communications, ARM, and Cisco Systems. Government, financial, and large enterprise customers include the National Security Agency, Federal Bureau of Investigation, U.S. Postal Service, U.S. Department of Defense, U.S. Internal Revenue Service, Social Security Administration, Bank of America, Eastman Kodak, Hewlett-Packard, and Motorola. For more information, visit www.safenet-inc.com.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995

Statements contained in this document that are not historical facts could be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are based on management’s current expectations and beliefs, are not guarantees of future performance and are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements, including, among others: the risk that the SafeNet and Rainbow businesses will not be integrated successfully; costs related to the proposed merger; the risk that SafeNet and Rainbow will fail to obtain the required stockholder approvals; the risk that the transaction will not close; the risk that the businesses of the companies will suffer due to uncertainty; and other economic, business, competitive, and/or regulatory factors affecting SafeNet’s busi! ness generally, including those set forth in its filings with the Securities and Exchange Commission, including SafeNet’s Annual Report on Form 10-K for the fiscal year ended December 31. 2002, its most recent Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K. If any of these risks or uncertainties materializes or any of these assumptions proves incorrect, SafeNet’s results could differ materially from the expectations in these statements. SafeNet assumes no obligation and does not intend to update or alter these forward-looking statements, whether as a result of new information, future events, or otherwise.

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Editor’s Note: SafeNet is a registered trademark SecureIP Technology is a trademark of SafeNet, Inc. All other trademarks are the property of their respective owners.